EX-32.1 CERTIFICATION OF CEO/CFO (Pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002)

CERTIFICATION

In connection with the Quarterly Report of Franklin Lake Resources Inc. (“Issuer”) on Form 10-QSB for the Fiscal Quarter Ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Father Gregory Ofiesh, as Chief Executive Officer and Acting Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 13, 2007
/s/ Father Gregory Ofiesh
President & CEO and Acting Chief Financial Officer